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                       BENEDEK COMMUNICATIONS CORPORATION

                    $170,000,000 13-1/4% Senior Subordinated
                             Discount Notes Due 2006


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                               Purchase Agreement

                                                                    May 30, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

                  Benedek Communications Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell (the "Offering") to Goldman, Sachs & Co. (the "Initial Purchaser") an aggregate of $170,000,000 principal amount at maturity of the Senior Subordinated Discount Notes of the Company specified above (the "Securities") as part of the financing of the proposed acquisition by Benedek Broadcasting (as defined below) of the television broadcast assets (including certain working capital) of Stauffer Communications, Inc. (the "Stauffer Stations") and the capital stock of Brissette Broadcasting Corporation (the "Brissette Stations" and, together with the Stauffer Stations, the "Acquisitions").

                  The Securities are to be issued under a senior subordinated discount note indenture (the "Indenture") to be dated as of May 15, 1996, between the Company and United States Trust Company of New York, as trustee (the "Trustee"). Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Senior Subordinated Discount Notes Exchange and Registration Rights Agreement dated as of May 30, 1996 (the "Registration Rights Agreement"), between the Company and the Initial Purchaser. Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of a series of senior subordinated discount notes (the "Exchange Securities") identical in all material respects to




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the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Securities (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). Capitalized terms used herein but not defined shall have the meaning assigned thereto in the Indenture.

                  1. The Company represents and warrants to, and agrees with, the Initial Purchaser that:

                           (a) A preliminary offering circular, dated May 10,
                  1996 (the "Preliminary Offering Circular") and an offering circular, dated May 30, 1996 (the "Offering Circular") have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(h)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchaser expressly for use therein;

                           (b) The Company has not sustained since the date of
                  the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the



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                  capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular;

                           (c) Each of the Company, Benedek Broadcasting and BLC
                  has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular and the Indenture or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, Benedek Broadcasting and BLC; and any real property and buildings held under lease by the Company, Benedek Broadcasting and BLC are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, Benedek Broadcasting and BLC;

                           (d) Each of the Company, Benedek Broadcasting and BLC
                  has received and is operating in compliance in all material respects with all material governmental or regulatory or other franchises, grants, authorizations, approvals, licenses, permits, easements, consents, certificates and orders, necessary to own its properties or conduct its respective businesses as currently owned and conducted and as proposed to be conducted;

                           (e) Each of the Company, Benedek Broadcasting and BLC
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing




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                  under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                           (f) The Securities have been duly authorized and,
                  when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture and the Registration Rights Agreement have been duly authorized and, when executed and delivered by the Company and the applicable counterparty, the Indenture, and the Registration Rights Agreement will each constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Securities, the Indenture and the Registration Rights Agreement will conform to the descriptions thereof in the Offering Circular and with respect to the Securities, the Indenture and the Registration Rights Agreement, will be in substantially the form previously delivered to you;

                           (g) None of the transactions contemplated by this
                  Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                           (h) The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Securities, the Indenture, and the Registration Rights Agreement




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                  and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Benedek Broadcasting or BLC is a party or by which the Company, Benedek Broadcasting or BLC is bound or to which any of the property or assets of the Company, Benedek Broadcasting or BLC is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, Benedek Broadcasting or BLC or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, Benedek Broadcasting or BLC or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the United States Securities Act of 1933 (the "Securities Act") pursuant to Section 5(n) hereof, (ii) the filing of a notice on Form D by the Company with the Commission pursuant to
                  Section 5(j) hereof and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser;

                           (i) Neither the Company, Benedek Broadcasting nor BLC
                  is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;




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                           (j) The statements set forth in the Offering Circular
                  under the caption "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Consequences" and under the caption "Offering and Resale", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                           (k) Other than as set forth in the Offering Circular,
                  there are no legal or governmental proceedings pending to which the Company, Benedek Broadcasting or BLC is a party or of which any property of the Company, Benedek Broadcasting or BLC is the subject which, if determined adversely to the Company, Benedek Broadcasting or BLC, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholder's equity or results of operations of the Company, Benedek Broadcasting or BLC; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (l) When the Securities are issued and delivered
                  pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S. automated inter-dealer quotation system;

                           (m) The Company is not, and after giving effect to
                  the offering and sale of the Securities, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                           (n) Neither the Company, nor any person acting on its
                  or their behalf (assuming that the Initial Purchaser complies with Section 3(c) herein) has offered or sold the Securities by



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                  means of any general solicitation or general advertising
                  within the meaning of Rule 502(c) under the Securities Act;

                           (o) Within the preceding six months neither the
                  Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Initial Purchaser hereunder, it being understood that the Company had previously filed a registration statement number 33-91412 on Form S-1 with respect to a series of senior secured notes. The Company will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities
                  Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Initial Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

                           (p) Neither the Company nor any of its affiliates
                  does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                           (q) McGladrey & Pullen, LLP, who have certified the
                  combined financial statements of the Company and Arthur Andersen, L.L.P., who have certified certain financial statements of the Stauffer Stations and the Brissette Stations, are each independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder; and

                           (r) The Company does not have any subsidiaries other
                  than Benedek Broadcasting and BLC.



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                  2. Subject to the terms and conditions herein set forth, the
         Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97% of the initial Accreted Value thereof, plus accrued interest, if any, from May 30, 1996 to the Time of Delivery (as defined herein) hereunder, the Securities.

                  3. Upon the authorization by you of the release of the Securities, the Initial Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Initial Purchaser hereby represents and warrants to, and agrees with the Company that:

                           (a) It will offer and sell the Securities only to:
                  (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A or (ii) institutions which it reasonably believes are "accredited investors" ("Institutional Accredited Investors") within the meaning of Rule 501 under the Securities Act;

                           (b)      It is an Institutional Accredited
                  Investor; and

                           (c) It has not and will not offer or sell the
                  Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

                  4. (a) Except as set forth in the next paragraph, the Securities to be purchased by the Initial Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Initial Purchaser, for the account of the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by book-entry or wire transfer, certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to




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         credit the Securities to the account of the Initial Purchaser at DTC.
         The Company will cause the certificates representing the Securities to be made available to the Initial Purchaser for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 6, 1996 or such other time and date as the Initial Purchaser and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

                  Such Securities, if any, as the Initial Purchaser may request upon at least forty-eight hours prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by or on behalf of the Company to the Initial Purchaser for the account of the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of the Initial Purchaser, 85 Broad Street, New York, New York 10004.

                           (b) The documents to be delivered at the Time of
                  Delivery by or on behalf of the parties hereto pursuant to
                  Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Initial Purchaser pursuant to Section 7(j) hereof, will be delivered at the Time of Delivery at the offices of Cravath, Swaine & Moore, New York, New York or such other location as the parties hereto shall select (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will




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                  be available for review by the parties hereto. For the
                  purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                  5.       The Company agrees with the Initial
         Purchaser:

                           (a) To prepare the Offering Circular in a form
                  approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

                           (b) Promptly from time to time to take such action as
                  you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (c) To furnish the Initial Purchaser with 4 copies of
                  the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the




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                  statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to the Initial Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

                           (d) Upon consummation of the Acquisitions by
                  the Company, to transfer the FCC licenses with respect to the Stauffer Stations and Brissette
                  Stations to BLC;

                           (e) During the period beginning from the date hereof
                  and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell, or otherwise dispose of, except as provided pursuant to the Registration Rights Agreement with respect to the Exchange Securities, any securities of the Company that are substantially similar to the Securities;

                           (f) Not to be or become, at any time prior to the
                  expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                           (g) At any time when the Company is not subject to
                  Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

                           (h) If requested by you, to use its best efforts
                  to cause such Designated Securities to be




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                  eligible for the PORTAL trading system of the National
                  Association of Securities Dealers, Inc.;

                           (i) To file with the Commission, not later than 15
                  days after the Time of Delivery, five copies of a notice on Form D under the Securities Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

                           (j) To furnish to the holders of the Securities as
                  soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholder's equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                           (k) During a period of five years from the date of
                  the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of the Securities, and following any initial public offering of equity securities of the Company, to stockholders of the Company and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to holders of the Securities, and following any initial public offering of equity securities of




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                  the Company, to stockholders of the Company generally or to the Commission);

                           (l) During the period of three years after the Time
                  of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities
                  Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

                           (m) To comply with the Registration Rights Agreement
                  and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities for "book-entry" transfer; and

                           (n) To use the net proceeds received by it from the
                  sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

                  6. The Company covenants and agrees with the Initial Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchaser and dealers; (ii) the cost of printing or producing this Agreement, the Registration Rights Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent thereof and the fees and disbursements of




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         counsel for the Trustee in connection with the Indenture and the
         Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 10 hereof, the Initial Purchaser will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Initial Purchaser hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                           (a) Cravath, Swaine & Moore, counsel for the Initial
                  Purchaser, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture and the Securities, the exemption from registration for the offer and sale of the Securities, the Offering Circular as amended or recirculated and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                           (b) Shack & Siegel, P.C., counsel for the Company,
                  shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                                    (i) the Company has been duly incorporated
                           and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;




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                                                                              15



                                  (ii) the Company has an authorized
                           capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                                (iii) the Company has been duly qualified as a
                           foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions where the failure, either singly or in the aggregate, to do so would not materially and adversely affect the business operations or financial condition of the Company;

                                  (iv) each of Benedek Broadcasting and BLC has
                           been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware; and all of the issued shares of capital stock of each of Benedek Broadcasting and BLC have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned in the manner described in the Offering Circular;

                                    (v) to the best of such counsel's knowledge
                           and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company, Benedek Broadcasting or BLC is a party or of which any property of the Company, Benedek Broadcasting or BLC is the subject which, if determined adversely to the Company, Benedek Broadcasting or BLC, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, Benedek Broadcasting or BLC; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;




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                                                                              16


                                  (vi) the descriptions in the Offering Circular
                           of statutes (insofar as they relate, to the knowledge of such counsel, to the business of the Company), legal or governmental actions, suits, proceedings and contracts to which the Company is a party are accurate in all material respects and fairly present, as to such statutes, legal or governmental actions, suits, proceedings and contracts and other documents described therein, the information that would be required to be presented with respect thereto if the Offering Circular were a prospectus included in a registration statement on Form S-1 under the Securities Act; as of its date and at the Time of Delivery, the Offering Circular (except for financial statements and the notes thereto included in the Offering Circular, as to which no opinion need be expressed) complies as to form in all material respects with that which would be required by the Act and the rules and regulations of the Commission thereunder applicable to a definitive prospectus forming part of a registration statement on Form S-1 under the Securities Act;

                                (vii) each of this Agreement, the Indenture and
                           the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that rights to indemnity and contribution under the Registration Rights Agreement may be limited by the Securities Laws of the United States or any of the States of the United States;

                              (viii) the Securities have been duly authorized,
                           executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the



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                                                                              17




                           Indenture and are enforceable in accordance with their terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles); and the Securities, the Registration Rights Agreement and the Indenture conform to the descriptions thereof in the Offering Circular;

                                  (ix) the Indenture conforms as to form in all
                           material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

                                  (x) the issue and sale of the Securities and
                           the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement, and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, Benedek Broadcasting or BLC is a party or by which the Company, Benedek Broadcasting or BLC is bound or to which any of the property or assets of the Company, Benedek Broadcasting or BLC is subject (except for breaches or violations that do not result in material adverse change, or any development including a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company), nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, Benedek Broadcasting or BLC or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, Benedek Broadcasting or BLC or any of their properties (other than state securities laws




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                                                                              18




                           as to which such counsel need not express an opinion);

                                  (xi) no consent, approval, authorization,
                           order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser and (ii) any consent, approval, authorization, order, registration or qualification from the Commission required in connection with the Exchange Offer Registration Statement or the Shelf Registration Statement;

                                (xii) no registration of the Securities under
                           the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Securities by the Initial Purchaser in the manner contemplated by this Agreement;

                              (xiii) the Company is not an "investment company"
                           or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                                (xiv) the Acquisitions have been validly
                           consummated.

                  In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel have participated in the preparation of the Preliminary Offering Circular and the Offering Circular and have had discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Initial Purchaser at which the contents of the Preliminary Offering Circular and




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                                                                              19


the Offering Circular and related matters were discussed, and although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Circular and the Offering Circular (except in respect of the matters referred to in the second sentence of paragraph (vi) above on the basis of the foregoing, such counsel have no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion), contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely (A) as to matters governed by the laws of any jurisdiction other than the State of New York or the United States of America on local counsel in such jurisdictions provided that such counsel shall state that they believe that they and the Initial Purchaser are justified in relying on such other counsel and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and such counsel may state it is expressing no opinion as to matters covered by the opinion rendered pursuant to Section 7(d) insofar as they relate to FCC matters.

                           (c) The Company shall have furnished to the Initial
                  Purchaser the opinion of Covington & Burling, counsel for the Company, dated the Time of Delivery, to the effect that:

                                    (i) the execution and delivery of the
                           Indenture, this Agreement and the Securities by the Company and the performance by the Company of its obligations under the Indenture, the Registration Rights Agreement, this Agreement and the Securities do not violate the Communications Act of 1934, as amended, or any rules or regulations thereunder binding on the Company or any subsidiary or any order, writ, judgment, injunction, decree or award, of the FCC




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                                                                              20



                           binding on the Company or any of its
                           subsidiaries;

                                  (ii) except for proceedings of general
                           applicability affecting the broadcasting industry generally, there is no proceeding or investigation pending before the FCC or to our knowledge threatened by the FCC against the Company or to our knowledge any of its subsidiaries which, if adversely determined, would have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries taken as a whole. To the best knowledge of such counsel after due inquiry, each of the Company and its subsidiaries is in material compliance with all applicable statutes, rules, regulations and orders of the FCC;

                                (iii) BLC validly holds the FCC Licenses listed
                           in such opinion. Such FCC Licenses are in full force and effect and are for the full license term customarily issued to broadcast stations licensed within the states that the Stations operate;

                                  (iv) the FCC has issued orders granting its
                           consent (i) to the Acquisitions and (ii) except as noted in such opinion (which exceptions shall be reasonably acceptable to the Initial Purchaser), to the assignment of the FCC licenses held by the Company to BLC. Except as noted in such opinion (which exceptions shall be reasonably acceptable to the Initial Purchaser) and except for requirements of the FCC pertaining to license assignments and transfers of control in the event of foreclosure, no additional FCC consent is required to be obtained by the Company, Benedek Broadcasting or BLC in connection with the execution and delivery by the Company of the Indenture, the Registration Rights Agreement, this Agreement or the Securities or the performance by the Company of its obligations under the Indenture, the Registration Rights Agreement, this Agreement and the Securities; and




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                                                                              21




                                    (v) the descriptions of the statutes and
                           legal matters under the caption "Regulation by FCC" in the Preliminary Offering Circular and the Offering Circular are accurate and fairly present the information required to be shown.

                           (e) On the date of the Offering Circular prior to the
                  execution of this Agreement and at the Time of Delivery McGladrey & Pullen, LLP and Arthur Andersen, L.L.P. each shall have furnished to you a letter or letters, dated the date thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

                           (f) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Initial Purchaser so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

                           (g) On or after the date hereof (i) no downgrading
                  shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the




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                                                                              22



                  Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                           (h) On or after the date hereof there shall not have
                  occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in securities generally on the Private Offerings, Resales and Trading through Automated Linkages (PORTAL) market ("PORTAL"); (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the occurrence of any material adverse change in the existing, financial, political or economic conditions in the United States or elsewhere which in the judgment of the Initial Purchaser would materially and adversely affect the financial markets or the markets for the Securities and other debt securities; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
                  (v) in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

                           (i) The Securities have been designated for
                  trading on PORTAL;

                           (j) The Company shall have furnished or caused to be
                  furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (f) of this Section and as to such other matters as you may reasonably request;




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


                                                                              23



                           (k) The Acquisitions shall have been consummated on
                  or prior to the Time of Delivery;

                           (l) The Credit Agreement dated as of June 6, 1996
                  among Benedek Broadcasting, as Borrower, the Company, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent and Collateral Agent, shall be executed and the initial funding thereunder shall have occurred; and

                           (m)      At the Time of Delivery, Benedek
                  Broadcasting shall own the FCC licenses with respect to the Stations.

                  8. (a) The Company shall indemnify and hold harmless the Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall be not liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use therein.

                  (b) The Initial Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in



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                                                                              24



         respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the




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                                                                              25


         entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchaser, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchaser on the other and the parties' relative intent, knowledge, access to




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                                                                              26



         information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities offered to the public exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act; and the obligations of the Initial Purchaser under this
         Section 8 shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

                  9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Initial Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchaser or any controlling person of the Initial Purchaser, or the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

                  10. If for any reason, other than the Initial Purchaser's failure to purchase the Securities as




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                                                                              27



         required pursuant to Section 2 hereof, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Initial Purchaser for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Initial Purchaser in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Initial Purchaser except as provided in Sections 6 and 8 hereof.

                  11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Initial Purchaser shall be delivered or sent by mail, telex or facsimile transmission to you at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company, 308 West State Street, Rockford, Illinois, 61101, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  12. This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchaser and the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Initial Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Initial Purchaser shall be deemed a successor or assign by reason merely of such purchase.

                  13. Time shall be of the essence of this Agreement.

                  14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement between the Initial Purchaser and the Company.


                                Very truly yours,

                                BENEDEK COMMUNICATIONS
                                CORPORATION,

                                by /s/ Ronald L. Lindwall
                                   ---------------------
                                   Name:
                                   Title:



Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

by /s/ Goldman, Sachs & Co.
   ------------------------
   (Goldman, Sachs & Co.)





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